UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 16, 2016

(Date of earliest event reported)

BIOPHARMX CORPORATION

(Exact name of registrant as Specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37411	59-3843182
(Commission File Number)	(IRS Employer Identification No.)

1098 Hamilton Court, Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

650-889-5020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

See the disclosure under Item 8.01 of this report. All of the Private Placement Shares were offered and sold by the Company pursuant to an exemption from the registration requirements of the Securities Act 1933, as amended, provided by Section 4(a)(2) as a transaction with accredited investors not involving a public offering.

Item 8.01. Other Events.

As previously disclosed, on August 12, 2016, BioPharmX Corporation, a Delaware corporation (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) for the sale and issuance of an aggregate of 2,423,077 shares (the “Private Placement Shares”) of the Company’s common stock in a private placement transaction (the “Private Placement”) and, on August 17, 2016, closed on the sale of 2,269,231 of the Private Placement Shares. On September 16, 2016, the Company closed on the sale of the remaining 153,846 Private Placement Shares, generating aggregate gross proceeds of $100,000. In connection with the Private Placement, the Company and the purchaser of the Private Placement Shares also entered into a registration rights agreement (the “Registration Rights Agreement”), the terms of which were described in the Company’s Form 8-K filed on August 18, 2016.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are subject to, and are qualified in their entirety by reference to the full text of the Purchase Agreement, a copy of which was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 18, 2016, and the Registration Rights Agreement, a form of which was included as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on August 18, 2016, each of which is incorporated herein by reference. The representations and warranties contained in the Purchase Agreement were made only for purposes of such agreements and as of a specific date and were solely for the benefit of the parties thereto.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit No.	Description
4.1

Registration Rights Agreement, dated August 12, 2016, by and between BioPharmX Corporation and the parties listed on Schedule I thereto (incorporated by reference from Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on August 18, 2016).

10.1

Purchase Agreement, dated August 12, 2016, by and between BioPharmX Corporation and the purchasers listed on Schedule I thereto (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 18, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARMX CORPORATION

Date: September 16, 2016	By:	/s/ Anja Krammer
	Name:	Anja Krammer
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description
4.1

Registration Rights Agreement, dated August 12, 2016, by and between BioPharmX Corporation and the parties listed on Schedule I thereto (incorporated by reference from Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on August 18, 2016).

10.1

Purchase Agreement, dated August 12, 2016, by and between BioPharmX Corporation and the purchasers listed on Schedule I thereto (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 18, 2016).